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                                                                   EXHIBIT 99.12


                                 EXHIBIT 1.1(n)

                             SHARE VOTING AGREEMENT


         SHARE VOTING AGREEMENT (this "Agreement"), dated as of ________, 2003 by and between PILGRIM INTEREST, LTD., LONNIE A. PILGRIM, and LONNIE K. PILGRIM (collectively, the "Stockholders"), CONAGRA FOODS, INC., a Delaware corporation ("Seller"), and PILGRIM'S PRIDE CORPORATION, a Delaware corporation (the "Buyer").

         WHEREAS, concurrently herewith, Seller and the Buyer are entering into a Stock Purchase Agreement of even date herewith (the "Purchase Agreement") pursuant to which Buyer will acquire a certain poultry business of Seller (each capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Purchase Agreement); and

         WHEREAS, the Stockholders, in the aggregate, beneficially own or may vote (whether in the capacity as trustee or otherwise), as of the date hereof, 8,500,292 shares of Class A common stock and 16,965,888 shares of Class B common stock of the Buyer ("Buyer Common Stock") (such shares of Buyer Common Stock owned by the Stockholders or which the Stockholders may vote on the date hereof, together with any shares of Buyer Common Stock acquired by the Stockholders or for which the Stockholders may acquire the right to vote after the date hereof, hereinafter collectively referred to as the "Shares");

         WHEREAS, the Board of Directors of the Buyer has approved this Agreement and the transactions contemplated by the Purchase Agreement in accordance with Section 203(a) of the Delaware General Corporation Law; and

         WHEREAS, Seller is entering into the Purchase Agreement in reliance on and in consideration of the Stockholders' representations, warranties, covenants and agreements hereunder.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, and intending to be legally bound hereby, it is agreed as follows:

         1. VOTE.

         (a) Agreement to Vote. Each of the Stockholders hereby revokes any and all previous proxies with respect to the Shares and irrevocably agrees to vote, or cause to be voted, and otherwise act (including pursuant to written consent) with respect to the Shares, (i) for the approval of the issuance of Class A Common Stock pursuant to the Purchase Agreement at any meeting or meetings of the stockholders of the Buyer, and at any adjournment, postponement or continuation thereof, called for that purpose; (ii) for any

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other matters submitted to a vote of the stockholders of Buyer necessary to approve the transactions contemplated by the Purchase Agreement; (iii) against any action or agreement that is reasonably likely to result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Buyer under the Purchase Agreement; and (iv) against any action that is reasonably likely to materially impede, interfere with, delay, postpone or adversely affect in any material respect the transaction contemplated by the Purchase Agreement. The obligations of the Stockholders under this Section 1 shall remain in effect with respect to the Shares until, and shall terminate upon, the earlier to occur of the Effective Time or the termination of the Purchase Agreement in accordance with its terms. The Stockholders hereby agree to execute such additional documents as Seller may reasonably request to effectuate the foregoing.

         (b)      Irrevocable Proxy.

                  (i) The Stockholders hereby constitute and appoint Seller, with full power of substitution, their true and lawful proxy and attorney-in-fact to vote, at any meeting (and any adjournment or postponement thereof) of the Buyer's stockholders, the Shares in accordance with Section 1(a). Such proxy shall be limited strictly to the power to vote the Shares in the manner set forth in the preceding sentence and shall not extend to any other matters.

                  (ii) The proxy and power of attorney granted herein shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke all prior proxies granted by the Stockholders. The Stockholders agree not to grant any proxy to any person which conflicts with the proxy granted herein, and any attempt to do so shall be void. The power of attorney granted herein is a durable power of attorney and shall survive the death or incapacity of any of the Stockholders who are individuals.

                  (iii) If the Stockholders fail for any reason to vote the Shares in accordance with the requirements of Section 1(a) hereof, then the Seller shall have the right to vote the Shares at any meeting of the Buyer's stockholders in accordance with the provisions of this Section 1(b). The vote of Seller shall control in any such conflict between its vote of the Shares and a vote by any of the Stockholders of such Shares.

         2. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. The Stockholders jointly and severally represent and warrant to Seller as follows:

         2.1 OWNERSHIP / VOTE OF SHARES. On the date hereof, the Stockholders are the record owners of the Shares. The Shares are all of the Shares currently owned, or if not beneficially owned, that may be voted exclusively, by the

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                  Stockholders, and constitute a majority of the outstanding shares of each class of Buyer Common Stock. The Stockholders currently have, and at Closing will have, good, valid and marketable title to the Shares, free and clear of all liens, encumbrances, and security interests (other than the encumbrances created by this Agreement and other than restrictions on transfer under applicable Federal and State securities laws), or have the exclusive right to direct the vote of the Shares in accordance with this Agreement and the Shares are free of other restrictions, options, rights to purchase or other claims that would adversely affect the ability of the Stockholders to perform their obligations hereunder or pursuant to which, the Stockholders could be required to sell, assign or otherwise transfer the Shares.

         2.2 AUTHORITY; BINDING AGREEMENT. The Stockholders have the full legal right, power and authority to enter into and perform all of their obligations under this Agreement. This Agreement has been duly executed and delivered by the Stockholders and constitutes a legal, valid and binding agreement of the Stockholders, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws, now or hereafter in effect affecting creditors rights and remedies generally or general principles of equity. Neither the execution and delivery of this Agreement nor the consummation by the Stockholders of the transactions contemplated hereby will (i) violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Stockholders or the Shares or (ii) constitute a violation of, conflict with or constitute a default under, any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which any of the Stockholders are a party or by which any of the Stockholders are bound, in each case the effect of which would adversely affect the ability of any of the Stockholders to perform their obligations hereunder.

         2.3 RELIANCE ON AGREEMENT. The Stockholders and Buyer understand and acknowledge that the Seller is entering into the Purchase Agreement in reliance upon the Stockholders' execution and delivery of this Agreement. The Stockholders acknowledge that the agreement set forth in Section 1 is granted in consideration for the execution and delivery of the Purchase Agreement by the Seller.

         3. CERTAIN COVENANTS OF THE STOCKHOLDER. Except in accordance with the provisions of this Agreement, the Stockholders agree with, and covenant to, Seller as follows:

         3.1 TRANSFER. The Stockholders shall not, other than, in the case of a Stockholder who is an individual, as a result of the death of the Stockholder,

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                  (i) transfer (which term shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge, assignment, encumbrance or other disposition), whether directly or indirectly (including by operation of law), or consent to any transfer of, any or all of the Shares or any interest therein, (ii) grant any proxies with respect to the Shares, deposit the Shares into a voting trust or enter into a voting agreement or similar arrangement with respect to the Shares, or (iii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all such Shares or any interest therein or take any other action with respect thereto, in either case, in a manner that would prevent the Stockholders from performing their obligations under this Agreement.

         3.2 STOP TRANSFER. Each of the Stockholders hereby agrees with, and covenants to, each other party hereto, that such Stockholder shall not request that the Buyer register the transfer (book entry or otherwise) of any certificate or uncertified interest representing any of its Shares, unless such transfer is made in compliance with this Agreement. The Buyer agrees with, and covenants to, each other party hereto that the Buyer shall not register the transfer (book entry or otherwise) of any certificate or uncertified interest representing any of the Shares, unless such transfer is made in compliance with this Agreement.

         3.3 NOTIFICATIONS. The Stockholder shall, while this Agreement is in effect, notify Seller promptly, but in no event later than two business days, of the number of any shares of Buyer Common Stock acquired by the Stockholder after the date hereof.

         3.4 STANDSTILL. The Stockholders shall not directly or indirectly, offer, sell, or otherwise transfer, acquire, offer to buy, or otherwise trade in, or induce others to offer, sell, or otherwise transfer, acquire or offer to buy or otherwise trade in, shares of Class A common stock or Class B common stock of the Buyer, from the date hereof until the Closing.

         4. EFFECT OF PURPORTED TRANSFER. The parties hereto agree that any transfer of the Shares made other than in compliance with this Agreement shall be null and void. Any such transfer shall convey no interest in any of the Shares purported to be transferred, and the transferee shall not be deemed to be a stockholder of the Buyer nor entitled to receive a new share certificate or any rights, dividends or other distributions on or with respect to such Shares.

         5. TERMINATION. This Agreement shall terminate on the earlier of (i) the Effective Time (as defined in the Purchase Agreement) or (ii) upon the termination of the Purchase Agreement in accordance with its terms.

         6. MEETING. The Stockholders shall cause the appropriate officers and directors of Buyer to call a special or annual meeting of stockholders of Buyer to approve the

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issuance of Class A Common Stock pursuant to the Purchase Agreement (and such other actions as may be submitted for consideration and vote of the stockholders pursuant to the Purchase Agreement).

         7. MISCELLANEOUS.

         7.1 NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be delivered personally or by next-day courier or telecopied with confirmation of receipt, to the parties at the addresses specified below (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof). Any such notice shall be effective upon receipt, if personally delivered or telecopied or one day after delivery to a courier for next-day delivery.

                  If to Seller:             ConAgra Foods, Inc.
                                            One ConAgra Drive
                                            Omaha, NE 68102-5001
                                            Fax:  (402) 595-4611
                                            Attn:  Chief Financial Officer


                  If to Stockholders        Pilgrim's Pride Corporation
                  or to Buyer:              110 South Texas Street
                                            Pittsburg, Texas 75686
                                            Fax:  (903) 856-7505
                                            Attention:  Chief Financial Officer

         7.2 ENTIRE AGREEMENT. This Agreement, together with the documents expressly referred to herein, constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter contained herein.

         7.3 AMENDMENTS. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.

         7.4 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and personal representatives, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties.

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         7.5      GOVERNING LAW. This Agreement, and all matters relating
                  hereto, shall be governed by, and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

         7.6 INJUNCTIVE RELIEF; JURISDICTION. The Stockholders and the Buyer agree that irreparable damage would occur and that Seller would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Seller shall be entitled to an injunction or injunctions to prevent breaches by the Stockholders or the Buyer of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in any Delaware state court (collectively, the "Courts"), this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) irrevocably consents to the submission of such party to the personal jurisdiction of the Courts in the event that any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such party to the personal jurisdiction by motion or other request for leave from any of the Courts and (iii) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other the Courts. The Stockholders and Buyer hereby appoint, and shall give prompt notice of such appointment to, Lonnie A. Pilgrim, as its authorized agent (the "Authorized Agent") upon which process may be served in any action based on this Agreement which may be instituted in the Courts by Seller, and the Stockholders and the Buyer expressly accept the jurisdiction of any such Court in respect to such action. Such appointment shall be irrevocable. The Stockholders, severally and jointly, represent and warrant that the Authorized Agent has agreed to act as said agent for service of process, and the Stockholders agree, severally and jointly, to take any and all action, including, without limitation, the filing of any and all documents and instruments, which may be necessary to continue such appointment in full force and effect. Service of process upon the Authorized Agent and written notice of such service to the Stockholders shall be deemed, in every respect, effective service of process upon the Stockholders.

         7.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

         7.8 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of

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                  this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date and year first above written.


                                       CONAGRA FOODS, INC.


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       PILGRIM'S PRIDE CORPORATION


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


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                                       LONNIE A. PILGRIM


                                       -----------------------------------------


                                       LONNIE K. PILGRIM


                                       -----------------------------------------




                                       PILGRIM INTEREST LTD.


                                       By:
                                           -------------------------------------
                                           Lonnie A. Pilgrim, a managing partner


                                       By:
                                          --------------------------------------
                                          Lonnie K. Pilgrim, a managing partner

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